Other Current Assets	12 Months Ended
Mar. 31, 2024
Other Current Assets [Abstract]
Other Current Assets
24)
OTHER CURRENT ASSETS

	As at March 31
Particulars	2023	2024
Advance to suppliers^	116,190	145,423
Prepaid expenses	3,519	4,607
Receivable from related party#	49	24
Other assets*	2,206	3,069
Total	121,964	153,123

* Other assets includes amount recoverable of Nil (March 31, 2023: USD 117), which was lying in an escrow account (refer note 8 (a)).

# Loan given to Saaranya Hospitality Technologies Private Limited (equity-accounted investee) (refer note 37).

^ The Company pays advances to airlines for the procurement of airline tickets. These advances are utilized against the subsequent purchase of airline tickets. The outstanding airline balances as at March 31, 2024 includes amounts recoverable from Go Airlines (India) Limited ("Go First") amounting to USD 20,949 (March 31, 2023: USD 20,487), which includes refund due to customers of USD 10,902 (March 31, 2023: USD 245).

On May 2, 2023, Go First filed an application for voluntary insolvency resolution proceedings before the National Company Law Tribunal ("NCLT") in India. On May 10, 2023, the NCLT admitted the application and granted protection to Go First by imposing a moratorium against recovery by lessors, lenders, and other creditors of Go First. In addition, the NCLT has appointed a resolution professional (‘RP’) to operate Go First and to maintain Go First as a going concern.

It is understood that the RP has prepared a revival plan and is making progress in getting interim funding sanctioned from the Committee of Creditors of Go First for funding the airline’s operations. Since the filing for voluntary insolvency, there have been several developments in favour of Go First’s possible resumption of operations including relief via moratorium from lease payments, interim approvals for the proposed revival plan and in-principal approval for funding among others including receipt of regulatory approval subject to certain conditions from Director General of Civil Aviation ("DGCA") which is the aviation regulator in India. The regulatory approval though subject to conditions such as arrangement of interim funding, ensuring continuing airworthiness of the aircrafts, outcome of the ongoing insolvency resolution proceedings at NCLT and the High Court of Delhi, is critical to the revival process.

On April 26, 2024, the High Court of Delhi, directed DGCA to deregister the aircrafts leased by Go First. Consequently, DGCA has deregistered all 54 aircrafts and the lessors have now reclaimed their aircrafts.

Considering cessation of operations of Go First and no visibility on the resumption of operations with recent adverse developments, the Company believes that there is significant uncertainty with respect to amounts recoverable from Go First and therefore, during the year ended March 31, 2024, the Company has recorded an impairment provision of USD 10,047.